Exhibit 10.25
Execution Version
VOTING AGREEMENT
          This VOTING AGREEMENT (this “Agreement”) is made and entered into as of August 5, 2010 between Summit Hotel OP, LP, a Delaware limited partnership (the “OP”), and The Summit Group, Inc., a South Dakota corporation (“Member”) that is a member of Summit Hotel Properties, LLC, a South Dakota limited liability company (the “Company”).
W I T N E S S E T H:
          WHEREAS, pursuant to an Agreement and Plan of Merger, the form of which is attached hereto as Exhibit A (the “Merger Agreement”) dated as of August 5, 2010 by and between the OP and the Company, the Company has agreed to merge with and into the OP;
          WHEREAS, as a condition to the Merger Agreement, the Company must adopt an amendment to the Third Amended and Restated Operating Agreement of the Company (“the Operating Agreement”), which amendment provides that the Class C member, voting separately, and the holders of 51% or more of the Class A and A-1 members voting together as a group may approve a merger of the LLC into another entity, in substantially the form attached hereto as Exhibit B (the “Amendment”); and
          WHEREAS, the Company also intends to present to its members at a special meeting to consider the Merger Agreement and the Amendment, a proposal to adjourn the meeting to a later date if necessary to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Merger Agreement and the Amendment (the “Adjournment Proposal”);
          WHEREAS, as a condition to the willingness of the OP, or its designee, to enter into the Merger Agreement and as an inducement and in consideration therefor, Member has agreed to enter into this Agreement; and
          WHEREAS, Member is (a) the Company Manager as defined in the Operating Agreement and (b) the beneficial owner (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of such membership interests of the Company as is indicated on Schedule 1 hereto (the “Membership Interests”).
          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereby agree as follows:
     1. Defined Terms. The following terms used herein have the meanings set forth below:
     1.1 “Closing” means the closing of the transactions contemplated by the Merger Agreement.
     1.2 “Effective Date” means the date of the Merger Agreement.
     1.3 “Expiration Date” means the date of the earlier to occur of

          (a) the Closing, or
          (b) the date on which the Merger Agreement is terminated.
     2. Agreement to Vote Membership Interests and Take Certain Other Actions.
     2.1 Subject to the terms and conditions hereof, after the Effective Date and prior to the Expiration Date, at every meeting of the members of the Company at which any of the following matters is considered or voted upon, and at every adjournment or postponement thereof, and on every action or approval by written consent of the members of the Company with respect to any of the following matters, Member will vote or give written consent (i) in its capacity as Company Manager and (ii) with respect to the Membership Interests:
          (a) in favor of approval of the Amendment;
          (b) in favor of adoption and approval of the Merger Agreement;
          (c) in favor of the Adjournment Proposal;
          (d) against approval of any proposal made in opposition to the Amendment or the Merger Agreement and consummation of the transactions contemplated thereby;
          (e) against any proposal that is intended to, or is reasonably likely to, result in the conditions of the Company’s obligations under the Merger Agreement not being fulfilled;
          (f) against any other action that is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially adversely affect the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; and
          (g) against any dissolution, liquidation or winding up of the Company (other than as may be contemplated by the Merger Agreement).
     2.2 After the Effective Date and prior to the Expiration Date, Member shall be present, in person or by proxy, at all meetings of members of the Company at which the matters referred to in Section 2.1 are to be voted upon so that the Company Manager and all Membership Interests are counted for the purposes of determining the presence of a quorum at such meetings.
     2.3 Between the Effective Date and the Expiration Date, Member will not (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) with respect to an Opposing Proposal (as defined below), (b) initiate a stockholders’ vote with respect to an Opposing Proposal or (c) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Company with respect to an Opposing Proposal. For purposes of this Agreement, the term “Opposing Proposal” means any of the actions or proposals described in clauses (d) through (g) of Section 2.1.

     2.4 Notwithstanding the foregoing, nothing in this Agreement shall limit or restrict Member from voting in Member’s sole discretion on any matter other than the matters referred to in Section 2.1.
     3. Irrevocable Proxy. Stockholder has delivered to the OP a duly executed proxy in the form attached hereto as Exhibit C (the “Proxy”), such Proxy covering the Company Manager and the Membership Interests at each meeting of the members of the Company (including, without limitation, each written consent in lieu of a meeting) after the Effective Date and prior to the Expiration Date. Upon the execution of this Agreement by Member, Member hereby revokes any and all prior proxies or powers of attorney given by Member with respect to voting by the Company Manager and of the Membership Interests on the matters referred to in Section 2.1 and agrees not to grant any subsequent proxies or powers of attorney with respect to the voting of the Membership Interests on the matters referred to in Section 2.1 until after the Expiration Date.
     4. Representations, Warranties and Covenants.
     4.1 Member hereby represents, warrants and covenants to the OP as follows:
          (a) Member is the Company Manager and is the beneficial owner of the Membership Interests and has sole voting power and the power of disposition with respect to all of the Membership Interests outstanding on the date hereof, and will maintain sole voting power and the power of disposition with respect to the Membership Interests through the Expiration Date, and (iii) Member’s principal residence or place of business is accurately set forth on the signature page hereto.
          (b) Member is a corporation duly organized and validly existing under the laws of the State of South Dakota and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly and validly executed and delivered by Member and constitutes the valid and binding obligation of Member, enforceable against Member in accordance with its terms, except as may be limited by (i) the effect of bankruptcy, insolvency, conservatorship, arrangement, moratorium or other laws affecting or relating to the rights of creditors generally, or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     4.2 The OP hereby represents, warrants and covenants to Member as follows: The OP is a limited partnership duly formed and validly existing under the laws of the State of Delaware and has taken all necessary limited partnership action to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly and validly executed and delivered by the OP and constitutes the valid and binding obligation of the OP, enforceable against the OP in accordance with its terms, except as may be limited by (i) the effect of bankruptcy, insolvency, conservatorship, arrangement, moratorium or other laws affecting or relating to the rights of creditors generally, or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     5. Termination. This Agreement and the Proxy delivered in connection herewith and all obligations of Member hereunder and thereunder, shall automatically terminate and shall have no further force or effect as of the Expiration Date.
     6. Miscellaneous.
     6.1 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
     6.2 Binding Effect and Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any party without the prior written consent of the other party; provided, however, the OP may, in its sole discretion, assign its rights and obligations hereunder to any direct or indirect wholly-owned subsidiary of the OP. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. Any assignment by the OP shall not relieve the OP of its obligations hereunder.
     6.3 Amendment and Modification. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.
     6.4 Specific Performance; Injunctive Relief. Until the Expiration Date, the parties hereto acknowledge that the OP will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Member set forth herein. Therefore, it is agreed that, as the OP’s sole and exclusive remedy of any violation of Member hereunder, until the Expiration Date, the OP shall have the right to enforce such covenants and agreements by specific performance and injunctive relief in equity and Member hereby waives any and all defenses which could exist in its favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement. The OP expressly acknowledges and agrees that Member shall not be liable to the OP for money damages in the event of a breach of the terms hereof by Member.
     6.5 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, via facsimile (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
          (a) If to Member, at the address set forth below Member’s signature on the signature page hereof.

(b)	if to the OP, to:

Summit Hotel OP, LP
2701 South Minnesota Avenue, Suite 6
Sioux Falls, SD 57015
Attention: Daniel P. Hansen

with a copy (which shall not constitute notice) to:

Hunton & Williams LLP
951 E. Byrd Street
Richmond, VA 23219
Attention: David C. Wright, Esq.
or to such other address as any party hereto may designate for itself by notice given as herein provided.
     6.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.
     6.7 No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.
     6.8 Entire Agreement; No Third-Party Beneficiaries. This Agreement and the Proxy (i) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and the Proxy and (ii) are not intended to confer upon any Person other than the parties any rights or remedies.
     6.9 Counterpart. This Agreement may be executed by facsimile signature and in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.
     6.10 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.
     6.11 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the OP or any of its affiliates any direct or indirect ownership or incidence of ownership of or with respect to any Membership Interests. Except as specifically set forth herein with respect to the voting on certain express matters, all rights, ownership and economic benefits of or relating to the Membership Interests shall remain vested in and belong to Member.

     6.12 Disclosures. Each party acknowledges and agrees that the other party may disclose the terms hereof and may make any and all filings with the Securities and Exchange Commission or any other body or person as it deems necessary or appropriate in connection with the matters contemplated hereby.
(Signature page follows.)

          IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be executed as of the date first above written.

SUMMIT HOTEL OP, LP	THE SUMMIT GROUP, INC.

By: Summit Hotel Properties, Inc.,

/s/ Daniel P. Hansen	/s/ Kerry W. Boekelheide
Daniel P. Hansen	Kerry Boekelheide
President and Chief Executive Officer	Sole Shareholder
Chairman and Chief Executive Officer

The Summit Group, Inc.
2701 South Minnesota Avenue
Suite 6
Sioux Falls, SD 57015
[Signature page to Voting Agreement]

Schedule 1
Membership Interest Ownership

Member Name	Amount and Class of Membership Interests Held
The Summit Group, Inc.	100% of the Class C Membership Interests

57.56% of the Class B Membership Interests

Schedule 1-1

EXHIBIT A
MERGER AGREEMENT

A-1

EXHIBIT B
AMENDMENT

B-1

EXHIBIT C
IRREVOCABLE PROXY
TO VOTE MEMBERSHIP INTERESTS OF
SUMMIT HOTEL PROPERTIES, LLC
     The undersigned member (the “Member”) of Summit Hotel Properties, LLC, a South Dakota limited liability company (the “Company”), hereby irrevocably appoints each of Daniel P. Hansen and Christopher R. Eng, after the Effective Date and prior to the Expiration Date as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the full extent that the undersigned is entitled to do so) with respect to all of the membership interests of the Company that now are owned of record by the undersigned and are owned as of any record date relevant for a vote (collectively, the “Membership Interests”) in accordance with the terms of this Irrevocable Proxy. The Membership Interests beneficially owned by the undersigned member of the Company as of the date of this Irrevocable Proxy are listed on Schedule 1 to this Irrevocable Proxy. Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to the voting of any Membership Interests on the matters referred to in the third full paragraph of this Irrevocable Proxy are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to such matters until after the Expiration Date (as defined below).
     Capitalized terms not otherwise defined herein have the meanings ascribed to those terms in the Voting Agreement of the Member of even date herewith.
     The attorneys and proxies named above, and each of them are, hereby authorized and empowered by the undersigned, at any time after the Effective Date and prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Membership Interests, and to exercise all voting rights of the undersigned with respect to the Membership Interests (including, without limitation, the power to execute and deliver written consents), at every annual, special or adjourned meeting of the members of the Company and in every written consent in lieu of such meeting:
          (a) in favor of approval of the Amendment;
          (b) in favor of adoption and approval of the Merger Agreement;
          (c) in favor of the Adjournment Proposal;
          (d) against approval of any proposal made in opposition to the Amendment or the Merger Agreement and consummation of the transactions contemplated thereby;

          (e) against any proposal that is intended to, or is reasonably likely to, result in the conditions of Company’s obligations under the Merger Agreement not being fulfilled;
          (f) against any other action that is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially adversely affect the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; and
          (g) against any dissolution, liquidation or winding up of Company (other than as may be contemplated by the Merger Agreement).
     The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned member may vote the Membership Interests on all other matters.
     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.
[Signature page follows.]

     This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.
Dated: August 5, 2010

The Summit Group, Inc. /s/ Kerry W. Boekelheide
Kerry W. Boekelheide Sole Shareholder Chairman and Chief Executive Officer

[Signature page to Voting Agreement Proxy]

Schedule 1
Membership Interest Ownership

Member Name	Amount and Class of Membership Interests Held
The Summit Group, Inc.	100% of the Class C Membership Interests

57.56% of the Class B Membership Interests